Exhibit 10.3

SHAREHOLDERS AGREEMENT
OF
ORTHO CLINICAL DIAGNOSTICS HOLDINGS PLC

This Shareholders Agreement (“Agreement”) is entered into as of this 25th day of January, 2021, by and among Ortho Clinical Diagnostics Holdings plc, a public limited company incorporated and registered in England and Wales (the “Company”), Carlyle Partners VI Cayman Holdings, L.P., a Cayman Islands exempted limited partnership (the “Initial Carlyle Shareholder”) and certain consultants and their affiliated entities and members of management of the Company and/or its Subsidiaries that are parties hereto and that hold, or may hereafter be issued, Shares (each such Person, in its, his or her capacity as the holder of such Shares, collectively the “Management Shareholders”).  The names of the Management Shareholders as of the date hereof are set forth on Schedule I.  Certain capitalized terms used herein without definition have the meanings ascribed to them in Section 6 hereof.

RECITALS:

WHEREAS, substantially concurrently with the execution of this Agreement, the Initial Carlyle Shareholder and the Management Shareholders signatory hereto have exchanged (the “Exchange”) ordinary shares, par value USD $0.00001 per share (“Ortho Bermuda Shares”), in Ortho-Clinical Diagnostics Bermuda Co. Ltd. (“Ortho Bermuda” and wholly-owned Subsidiary of the Company) for a number of ordinary shares of nominal value USD $0.00001 per share in the Company (“Shares”);

WHEREAS, the Parties are party to that certain Stockholders Agreement of Ortho Bermuda, dated as of June 25, 2014 (the “Original Agreement”) and, in connection with the Exchange, the Parties are amending and restating the Original Agreement in the form of this Agreement;

WHEREAS, Company has issued (or may hereafter issue) and, prior to the Exchange, Ortho Bermuda has issued, to the Management Shareholders (i) Shares and/or Ortho Bermuda Shares pursuant to one or more subscription agreements (the “Subscription Agreements”) and/or (ii) options, warrants or other rights to subscribe for or purchase Shares or Bermuda Shares (“Options”), pursuant to one or more option grant agreements (the “Option Agreements”), in each case adopted by the board of directors of the Company (the “Board of Directors”) or Ortho Bermuda;

WHEREAS, as a result of the Exchange, the Initial Carlyle Shareholder and the Management Shareholders hold, as of the date hereof, the number of Shares set forth on Schedule I;

WHEREAS, in connection with the Exchange, the Company, the Initial Carlyle Shareholder and the Management Shareholders are executing this Agreement; and

WHEREAS, the Parties hereto desire to promote the interests of the Company and the mutual interests of the Shareholders by establishing herein certain terms and conditions upon

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which the Shares will be held, including provisions restricting the transfer of such, and providing for other matters.

AGREEMENT:

NOW, THEREFORE, in consideration of the foregoing and the mutual agreements set forth herein, and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the Parties hereto, intending to be legally bound, hereby agree as follows:

Section 1.	Restrictions on Transfer.

Except for any Permitted Transfer (as defined below), no Management Shareholder shall Transfer any Shares without the prior written approval of the Board of Directors of the Company; provided, however, that, following the 180th day after the consummation of the initial public offering of Shares by the Company (the “IPO”), (a) any Current Management Shareholder (other than any Section 16 Shareholder) may, without the approval of the Board of Directors of the Company otherwise required by this sentence, (i) in calendar year 2021, Transfer up to a maximum aggregate number of Shares equal to 50% of such Current Management Shareholder’s Total Vested Share Amount and (ii) following calendar year 2021, Transfer any Shares held by such Current Management Shareholder, (b) any Section 16 Shareholder (other than a Smith Shareholder) may, without the approval of the Board of Directors of the Company otherwise required by this sentence, (i) in calendar year 2021, Transfer up to a maximum aggregate number of Shares equal to 25% (or, if the Minimum Price Condition applies at such time, 10%) of such Section 16 Shareholder’s Total Share Amount, (ii) after calendar year 2021, Transfer up to a maximum aggregate number of Shares equal to the excess of (A) 60% (or, if the Minimum Price Condition applies at such time, 25%) of such Section 16 Shareholder’s Total Share Amount over (B) the number of Shares Transferred by such Section 16 Shareholder in 2021 and (iii) after calendar year 2022, Transfer any Shares issued to such Section 16 Shareholder upon the exercise of stock option awards granted under the Ortho-Clinical Diagnostics Bermuda Co. Ltd. 2014 Equity Incentive Plan prior to December 1, 2019, (c) any Smith Shareholder may, without the approval of the Board of Directors of the Company otherwise required by this sentence, (i) in calendar year 2021, Transfer up to a maximum aggregate number of Shares equal to 10% (or, if the Minimum Price Condition applies at such time, 5%) of such Smith Shareholder’s Total Share Amount, and (ii) after calendar year 2021, Transfer up to a maximum aggregate number of Shares equal to the excess of (A) 25% (or, if the Minimum Price Condition applies at such time, 12.5%) of such Smith Shareholder’s Total Share Amount over (B) the number of Shares Transferred by such Smith Shareholder in 2021, (d) any Former ELT Shareholder may, without the approval of the Board of Directors of the Company otherwise required by this sentence, Transfer up to a maximum aggregate number of Shares equal to the product of (i) the Carlyle Sale Percentage (determined as of the date that is 60 days prior to the applicable Transfer by such Former ELT Shareholder) and (ii) such Former ELT Shareholder’s Total Share Amount and (e) any Former Employee Shareholder may, without the approval of the Board of Directors of the Company otherwise required by this sentence, (i) in calendar year 2021, Transfer up to a maximum aggregate number of Shares equal to 33% of such

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Former Employee Shareholder’s Total Share Amount and (ii) following calendar year 2021, Transfer any Shares held by such Former Employee Shareholder.  Each Management Shareholder further agrees that in connection with any Transfer permitted hereby, such Management Shareholder shall, if requested by the Company, deliver to the Company an opinion of counsel, in form and substance reasonably satisfactory to the Company and counsel for the Company, to the effect that such Transfer is not in violation of this Agreement, the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder (the “Securities Act”), or the securities laws of any state.  It shall be a condition to any Permitted Transfer, or (prior to the IPO) any Transfer by any Management Shareholder approved by the Board of Directors of the Company, that (x) except to the extent waived in writing by the Company, the Management Shareholder give the Company at least twenty (20) days’ prior written notice of such Permitted Transferee and (y) the transferee shall (i) agree to become a Party to this Agreement as a “Management Shareholder”, (ii) execute a signature page in the form attached as Exhibit A hereto (each, a “Joinder Agreement”) acknowledging that such transferee agrees to be bound by the terms hereof, (iii) in the case of a Permitted Transfer pursuant to clause (a) of the definition of “Permitted Transfer”, grant the transferring Management Shareholder an irrevocable proxy to vote such Shares, (iv) if such transferee is a natural person and a resident of a state or other jurisdiction with a community or marital property system, cause such transferee’s spouse, if any, to execute and deliver to the Company a spousal consent in the form attached as Exhibit B hereto.  The Management Shareholder shall give the Company prompt notice of any actual Permitted Transfer.  The Company shall not be required to (a) transfer on its books any Shares which have been Transferred in violation of any of the provisions of this Agreement or (b) treat as owner of such Shares or to accord the right to vote as such owner or to pay dividends to any transferee to whom such Shares shall have been so Transferred.  Any purported Transfer in violation of the provisions of Section 1 shall be null and void and shall have no force or effect. For the avoidance of doubt, no Shares that are not vested (and no Shares issuable upon the exercise of Options, until issued upon the exercise of vested Options) may be transferred pursuant to the exemptions described in this Section 1.  For the avoidance of doubt, the restrictions set forth in this Section 1 apply, mutatis mutandis, to depositary receipts (or similar instruments) representing interests in Shares.

Section 2.	Permitted Transfers.

Notwithstanding anything herein to the contrary, the restrictions and rights set forth in the first sentence of Section 1 shall not apply to: (a) any Transfer of Shares by a Management Shareholder that is an individual by gift to, or for the benefit of, any member or members of his or her immediate family (which shall include any spouse, lineal ancestor or descendant or sibling) or to a trust, partnership or limited liability company for the benefit of such family members; provided, however, that such Management Shareholder shall retain sole and exclusive control over the voting and disposition of such Shares until the termination of this Agreement; (b) any Transfer of Shares by a Management Shareholder that is an individual to the heirs, executors or legatees of such Management Shareholder by operation of law upon the death or incapacity of such Management Shareholder; or (c) any Transfer of Shares by a Management Shareholder that is not an individual to any Affiliate of such Management Shareholder (each of the Transfers referenced in clauses (a), (b) and (c) above being referred to herein as a “Permitted

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Transfer”); provided, however, that, in each case, such Transfer is effected in compliance with all of the provisions of Section 1 hereof (other than the restrictions contained in the first sentence of Section 1 hereof).  The recipient of any Shares pursuant to the foregoing shall be referred to herein as a “Permitted Transferee” and shall be deemed a “Management Shareholder” for all purposes of this Agreement.

Section 3.Affiliate Transactions.

The Management Shareholders acknowledge and approve the Amended and Restated Consulting Services Agreement, dated as of October 15, 2020, between Ortho-Clinical Diagnostics, Inc. and Carlyle Investment Management L.L.C., and the fees to be paid to Carlyle Investment Management, L.L.C. thereunder.

Section 4.	Termination.

This Agreement, and the respective rights and obligations of the Parties, shall terminate upon the earlier of (a) the consummation of a Company Sale, unless the Management Shareholders will receive or return securities in such Company Sale and the Board of Directors determines that this Agreement should remain in effect with respect to such securities following such transaction and (b) a written election to terminate this Agreement executed by the Carlyle Shareholders holding a majority of the Shares then held by all Carlyle Shareholders.

Section 5.	Certain Definitions.

(a)As used in this Agreement, the following terms shall have the meanings set forth below.

“Affiliate” means, with respect to any Person, any Person directly or indirectly controlling, controlled by or under common control with such Person.  For purposes of this definition, “control” (and its derivatives) means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether by contract, through the ownership of voting securities, as trustee or executor, or otherwise.

“Carlyle Sale Percentage” means, as of any date, that fraction (expressed as a percentage) the numerator of which is the aggregate number of Shares Transferred by the Carlyle Shareholders during the period beginning on January 1, 2021 and ending on such date, and the denominator of which is the aggregate Total Share Amount of the Carlyle Shareholders.

“Carlyle Shareholders” means (i) the Initial Carlyle Shareholder, (ii) any Affiliate of the Initial Carlyle Shareholder that is issued any Shares or Options after the date hereof and (iii) any subsequent transferee of the Shares or Options held by the Persons listed in clause (i) or clause (ii) above.

“Closing Price” means, for any day, the price determined by the first of the following clauses that applies: (i) if the Shares are then listed or quoted on the New York Stock Exchange or the Nasdaq Stock Market (each an “Approved Market”), the last sale price of the

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Shares for such date (or the nearest preceding date) on the primary Approved Market on which the Shares are then listed or quoted as reported by Bloomberg Financial L.P.; and (ii) in all other cases, the fair market value of a Share as determined by the Board of Directors and the Carlyle Shareholders in good faith.

“Company Sale” means the consummation of any transaction or series of transactions (including, without limitation, any merger, recapitalization, reorganization, sale of stock or other similar transaction) pursuant to which one or more Persons or group of Persons (other than the Initial Carlyle Shareholder) acquires (i) shares of the Company possessing the voting power sufficient to elect a majority of the members of the Board of Directors or the board of directors of the successor to the Company (whether such transaction is effected by amalgamation, merger, consolidation, recapitalization, sale or transfer of the Company’s shares or otherwise) or (ii) all or substantially all of the assets of the Company and its Subsidiaries.

“Current Management Shareholder” means, as of any date, (i) Christopher Smith and any other Management Shareholder that is a director, manager, officer or employee of the Company or any of its Subsidiaries as of the close of business on the 180th day after the consummation of the IPO (excluding, in each case in this clause (i), with respect to any Transfer following calendar year 2022, any Management Shareholder who, at the time of such Transfer, is not a director, manager, officer or employee of the Company or any of its Subsidiaries) and (ii) any other Management Shareholder solely (in the case of this clause (ii)) with respect to any Shares that were (A) Transferred to such Management Shareholder pursuant to one or more Permitted Transfers and (B) previously held by (or issued upon the exercise of Options held by) an individual who, as of such date, is a Current Management Shareholder.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Former ELT Shareholder” means (i) each of GST Exempt Separate Family Trust c/u the Martin D. Madaus 2012 Irrevocable Trusts, Charles F. Wagner, Jr. and the Alexander Antonio Socarras Revocable Trust and (ii) any other Management Shareholder solely (in the case of this clause (ii)) with respect to any Shares that were (A) Transferred to such Management Shareholder pursuant to one or more Permitted Transfers and (B) previously held by (or issued upon the exercise of Options held by) a Management Shareholder named in clause (i).

“Former Employee Shareholder” means, as of any date and with respect to the applicable Shares to be transferred, any Management Shareholder that is neither a Current Management Shareholder nor a Former ELT Shareholder.

“Minimum Price Condition” means that (and is considered to apply if), on the date of a Transfer, the Closing Price has been less than 75% of the public offering price of the Shares as set forth on the cover of the prospectus related to the IPO on twenty or more of the thirty days immediately prior to such date.

“Party” means any of the parties to this Agreement.

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“Person” means any individual, corporation, partnership, limited partnership, limited liability company, syndicate, trust, association or other entity.

“SEC” means the United States Securities and Exchange Commission.

“Section 16 Shareholder” means (i) any Current Management Shareholder who (A) as of the 180th day after consummation of the IPO, would be required to file a report with the SEC pursuant to Section 16 of the Exchange Act with respect to a Transfer of Shares on such date (whether or not such Current Management Shareholder continues to be required to file such reports at the time of a Transfer) or (B) with respect to any Transfer of Shares, would be required to file a report with the SEC pursuant to Section 16 of the Exchange Act, and (ii) any other Management Shareholder solely (in the case of this clause (ii)) with respect to any Shares that were (A) Transferred to such Management Shareholder pursuant to one or more Permitted Transfers and (B) previously held by (or issued upon the exercise of Options held by) an individual who, as of such date, is a Section 16 Shareholder.

“Subsidiary” of any Person means any other Person (i) of which such first Person (either alone or through or together with any other Subsidiary) owns, directly or indirectly, more than fifty percent (50%) of the stock or other equity securities of such other Person, the holders of which are generally entitled to vote for the election of the board of directors or other governing body of, or otherwise control the business and affairs of, such other Person or (ii) the operations of which are consolidated with such first Person, pursuant to United States General Accepted Accounting Principles, for financial reporting purposes.

“Shareholders” means the Carlyle Shareholders and the Management Shareholders.

“Smith Shareholder” means, so long as Christopher Smith is a Current Management Shareholder (whether or not he continues to be the Chief Executive Officer of the Company), (i) Christopher Smith and (ii) any other Management Shareholder solely (in the case of this clause (ii)) with respect to any Shares that were (A) Transferred to such Management Shareholder pursuant to one or more Permitted Transfers and (B) previously held by (or issued upon the exercise of Options held by) Mr. Smith.

“Total Share Amount” means, with respect to any Shareholder, the sum of (i) the number of Shares held or beneficially owned by such Shareholder on January 1, 2021 (in the case of Transfers in 2021) or on January 1, 2022 (in the case of Transfers after 2021), (ii) the number of Shares that would be issued upon the exercise, as of such date, of all Options held by such Shareholder on January 1, 2021 (in the case of Transfers in 2021) or on January 1, 2022 (in the case of Transfers after 2021) and (iii) in the case of Transfers after 2021, the number of Shares Transferred by such Shareholder in 2021 following the 180th day after consummation of the IPO.

“Total Vested Share Amount” means, with respect to any Current Management Shareholder, the sum of (i) the number of vested Shares held or beneficially owned by such Current Management Shareholder on the 180th day after consummation of the IPO and (ii) the

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number of Shares that would be issued upon the exercise, as of such date, of all vested Options held by such Current Management Shareholder on the 180th day after consummation of the IPO.

“Transfer” means any direct or indirect sale, transfer, assignment, conveyance, pledge or other encumbrance or disposition.

(b)The following terms have the meaning set forth in the Sections set forth below:

Defined Term	Location of Definition

Agreement	Preamble
Board of Directors	Recitals
Company	Preamble
Exchange	Recitals
Initial Carlyle Shareholder	Preamble
Management Shareholder	Preamble
Option Agreements	Recitals
Ortho Bermuda	Recitals
Ortho Bermuda Shares	Recitals
Permitted Transfer	Section 2
Permitted Transferee	Section 2
Securities Act	Section 1
Shares	Recitals
Subscription Agreements	Recitals

Section 6.	Miscellaneous.

(a)Legends.  Each certificate representing the securities issued by the Company and held by a Shareholder shall bear the following legends:

“THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), AND ARE “RESTRICTED SECURITIES” AS THAT TERM IS DEFINED IN RULE 144 UNDER THE ACT. THESE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED EXCEPT (I) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT, OR (II) UNLESS THE ISSUER HAS RECEIVED AN OPINION OF COUNSEL SATISFACTORY TO IT THAT THESE SECURITIES MAY BE SOLD PURSUANT TO RULE 144 OR ANOTHER AVAILABLE EXEMPTION UNDER THE

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ACT AND THE RULES AND REGULATIONS THEREUNDER.”

“THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFER SET FORTH IN THAT CERTAIN SHAREHOLDERS’ AGREEMENT OF ORTHO CLINICAL DIAGNOSTICS HOLDINGS PLC, DATED AS OF JANUARY 25, 2021, A COPY OF WHICH MAY BE OBTAINED UPON WRITTEN REQUEST TO THE SECRETARY OF THE COMPANY.”

(b)Successors, Assigns and Transferees.  This Agreement shall be binding upon and inure to the benefit of the Parties and their respective legal representatives, heirs, legatees, successors, and assigns and any other transferee and shall also apply to any securities acquired by a Shareholder after the date hereof.

(c)Governing Law.  This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware.

(d)Specific Performance; Submission to Jurisdiction.  The Parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached.  It is accordingly agreed that the Parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in federal and state courts located in Wilmington, Delaware, USA, this being in addition to any other remedy to which such party is entitled at law or in equity.  In addition, each of the parties hereto (i) consents to submit itself to the personal jurisdiction of the federal and state courts located in Wilmington, Delaware in the event any dispute arises out of this Agreement or any of the transactions contemplated by this Agreement; (ii) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from such court, (iii) agrees that it will not bring any action relating to this Agreement or any of the transactions contemplated by this Agreement in any court other than the federal or state courts located in the Wilmington, Delaware, USA, and (iv) to the fullest extent permitted by Law, consents to service being made through the notice procedures set forth in Section 6(f).  Each party hereto hereby agrees that, to the fullest extent permitted by applicable law, service of any process, summons, notice or document by U.S. registered mail to the respective addresses set forth in Section 6(f) shall be effective service of process for any suit or proceeding in connection with this Agreement or the transactions contemplated hereby.

(e)Interpretation.  The headings of the Sections contained in this Agreement are solely for the purpose of reference, are not part of the agreement of the Parties and shall not affect the meaning or interpretation of this Agreement.

(f)Notices.  All notices and other communications provided for or permitted hereunder shall be in writing and shall be deemed to have been duly given and received when

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delivered by overnight courier or hand delivery, when sent by telecopy, or five days after mailing if sent by registered or certified mail (return receipt requested) postage prepaid, to the Parties at the following addresses (or at such other address for any Party as shall be specified by like notices).

(i)	If to any Carlyle Shareholder, addressed to such Carlyle Shareholder, c/o The Carlyle Group, at:

520 Madison Avenue
42nd Floor
New York, NY  10022

Attention: Stephen H. Wise

Facsimile: (212) 893-4901

With a copy to:

Latham & Watkins LLP
555 Eleventh Street, N.W.
Suite 1000

Washington, D.C. 20004

Attention:  Daniel T. Lennon

David I. Brown
Facsimile: (202) 637-2201

(ii)	If to any Management Shareholder, to the address set forth on such Shareholder’s signature page hereto.
(vi)	If to the Company:

c/o Ortho-Clinical Diagnostics, Inc.

1001 Route 202
Raritan, NJ 08869
Attention: Michael A. Schlesinger

Facsimile: (844) 892-5398

With a copy to:

Latham & Watkins LLP
555 Eleventh Street, N.W.
Suite 1000

Washington, D.C. 20004

Attention:  Daniel T. Lennon

David I. Brown
Facsimile: (202) 637-2201

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(g)Recapitalization, Exchange, Etc. Affecting the Company’s Shares. The provisions of this Agreement shall apply, to the full extent set forth herein, with respect to any and all Shares and/or other classes of shares or equity securities of the Company or any successor or assign of the Company (whether by amalgamation, merger, consolidation, sale of assets, or otherwise) that may be issued in respect of, in exchange for, or in substitution of such Shares, and shall be appropriately adjusted for any issue of bonus shares, splits, reverse splits, combinations, recapitalizations, and the like occurring after the date hereof.

(h)Counterparts.  This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to constitute one and the same agreement.

(i)Attorney’s Fees.  In any action or proceeding brought to enforce any provision of this Agreement, the successful Party shall be entitled to recover reasonable attorney’s fees and expenses in addition to any other available remedy.

(j)Severability.  In the event that any one or more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal, or unenforceable in any respect for any reason, the validity, legality, and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be in any way impaired thereby.

(k)Amendment.  Any provision of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only by the written consent of the Company and the Carlyle Shareholders.  Notwithstanding the foregoing, if any such amendment or waiver would materially adversely affect the rights or obligations of the Management Shareholders, then such amendment or waiver shall require the prior written consent of the Management Shareholders holding a majority of the Shares then held by all Management Shareholders.  Any amendment or waiver effected in accordance with this Section 6(k) shall be binding upon the Company, the Carlyle Shareholders and their successors and assigns and the Management Shareholders and their successors and assigns.  At any time hereafter, additional Management Shareholders may be made parties hereto by executing a signature page in the form attached as Exhibit A hereto, which signature page shall be countersigned by the Company and shall be attached to this Agreement and become a part hereof without any further action of any other Party hereto.  Notwithstanding the foregoing, (i) effective on the date hereof, the Parties hereby amend and restate the Original Agreement in the form hereof, (ii) the Parties acknowledge that the Exchange and the entry into this Agreement are in contemplation of the IPO and (iii) if the Carlyle Shareholders or the Company make a determination, each in their sole discretion, to terminate or no longer pursue the IPO after the date hereof, the Company and the Carlyle Shareholders will be permitted to amend this Agreement to include provisions that are substantially comparable to Sections 2, 3, 5, 9(g) and 9(m) of the Original Agreement.

(l)Tax Withholding.  The Company, the Carlyle Shareholders and any Third Party Purchasers, as applicable, shall be entitled to require payment in cash or deduction from

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other compensation payable to any Shareholder of any sums required by federal, state, or local tax law to be withheld with respect to the issuance, vesting, exercise, purchase, repurchase, or cancellation of any Share or any Option.  Each Management Shareholder shall provide the Company with a properly completed and duly executed Internal Revenue Service Form W-9 or W-8, as appropriate, and in each case any required supporting documentation, on the date hereof and from time to time thereafter promptly upon the obsolescence or invalidity of any such form previously delivered.

(m)Entire Agreement.  This Agreement and (with respect to the Company) the Subscription Agreements and Option Agreements (including, in each case, any and all exhibits, schedules and other instruments contemplated thereby) constitute the entire agreement of the Parties with respect to the subject matter hereof.

[Remainder of Page Intentionally Left Blank.]

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IN WITNESS WHEREOF, the Parties have executed this Agreement on the date first written above.

ORTHO CLINICAL DIAGNOSTICS HOLDING PLC

By:	/s/ John K. Sanders
	Name:	John K. Sanders
	Title:	Vice President, Finance, and Treasurer

[Signature Page to Shareholders Agreement]

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INITIAL CARLYLE SHAREHOLDER:

Carlyle Partners VI Cayman Holdings, L.P.

By:	TC Group VI Cayman, L.P.
Its:	General Partner

By:	TC Group VI Cayman, L.L.C.
Its:	General Partner

By:	/s/ Jeremy W. Anderson
Name:	Jeremy W. Anderson
Title:	Authorized Person

[Signature Page to Shareholders Agreement]

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Hull Living Trust

By:	/s/ Carl Hull
Name:	Carl Hull
Title:	Trustee

Address for Notices:

[***]

/s/ Akihiro Kadokura
Akihiro Kadokura

Address for Notices:

[***]

/s/ Alexander Tosi
Alexander Tosi

Address for Notices:

[***]

/s/ Beatriz Lopez-Galvis
Beatriz Lopez-Galvis

Address for Notices:

[***]

/s/ Bryan Lisa
Bryan Lisa

Address for Notices:

[***]

[Signature Page to Shareholders Agreement]

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/s/ Carl Hull
Carl Hull

Address for Notices:

[***]

/s/ Christopher Ellison
Christopher Ellison

Address for Notices:

[***]

/s/ Daniel Sattler
Daniel Sattler

Address for Notices:

[***]

/s/ David Perez
David Perez

Address for Notices:

[***]

/s/ Frederic Vanderhaegen
Frederic Vanderhaegen

Address for Notices:

[***]

[Signature Page to Shareholders Agreement]

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/s/ John Eckhardt
John Eckhardt

Address for Notices:

[***]

/s/ John Sanders
John Sanders

Address for Notices:

[***]

/s/ José E. Almeida
José E. Almeida

Address for Notices:

[***]

/s/ Kevin Doran
Kevin Doran

Address for Notices:

[***]

/s/ Kurt Ambs
Kurt Ambs

Address for Notices:

[***]

[Signature Page to Shareholders Agreement]

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/s/ Marie Foglia
Marie Foglia

Address for Notices:

[***]

/s/ Mark Loeser
Mark Loeser

Address for Notices:

[***]

/s/ Michael Schlesinger
Michael Schlesinger

Address for Notices:

[***]

/s/ Ronald Labrum
Ronald Labrum

Address for Notices:

[***]

/s/ Susan M. Welsh
Susan M. Welsh

Address for Notices:
[***]

[Signature Page to Shareholders Agreement]

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/s/ Thomas Callihan
Thomas Callihan

Address for Notices:

[***]

/s/ Thomas P. Mac Mahon
Thomas P. Mac Mahon

Address for Notices:

[***]

/s/ Tony Casina
Tony Casina

Address for Notices:

[***]

/s/ Zhong Ding
Zhong Ding

Address for Notices:

[***]

[Signature Page to Shareholders Agreement]

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Alexander Antonio Socarras Revocable Trust

By:	/s/ Alexander Socarras

Name:	Alexander Socarras

Title:	Trustee

Address for Notices:

[***]

/s/ Anouk De Rudder
Anouk De Rudder

Address for Notices:

[***]

/s/ Brian Buon
Brian Buon

Address for Notices:

[***]

/s/ Christopher M. Smith
Christopher M. Smith

Address for Notices:

[***]

[Signature Page to Shareholders Agreement]

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/s/ Daniel Carlson
Daniel Carlson

Address for Notices:

[***]

/s/ David Kurlander
David Kurlander

Address for Notices:

[***]

/s/ James M. Pochodylo
James M. Pochodylo

Address for Notices:

[***]

/s/ Jay Snyder
Jay Snyder

Address for Notices:

[***]

/s/ Karen Warren
Karen Warren

Address for Notices:

[***]

[Signature Page to Shareholders Agreement]

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/s/ Kristie Bouryal
Kristie Bouryal

Address for Notices:

[***]

/s/ Lifang Chen
Lifang Chen

Address for Notices:

[***]

/s/ Nicholas Gould
Nicholas Gould

Address for Notices:

[***]

/s/ Pamela Taylor
Pamela Taylor

Address for Notices:

[***]

/s/ Patricia Cathcart
Patricia Cathcart

Address for Notices:

[***]

[Signature Page to Shareholders Agreement]

US-DOCS\120040973.11

/s/ Phillip Nuccio
Phillip Nuccio

Address for Notices:

[***]

/s/ Ragu Raman
Ragu Raman

Address for Notices:

[***]

/s/ Richard Nelson
Richard Nelson

Address for Notices:

[***]

/s/ Robert Dunn
Robert Dunn

Address for Notices:

[***]

/s/ Robert Gamso
Robert Gamso

Address for Notices:
[***]

[Signature Page to Shareholders Agreement]

US-DOCS\120040973.11

/s/ Robert J. Geen
Robert J. Geen

Address for Notices:

[***]

/s/ Robert Morton
Robert Morton

Address for Notices:

[***]

/s/ Stefano Albanese
Stefano Albanese

Address for Notices:

[***]

/s/ Warren Stone
Warren Stone

Address for Notices:

[***]

GST Exempt Separate Family Trust c/u the Martin D. Madaus 2012 Irrevocable Trusts

By:	/s/ Chip Martin
Name:	Chip Martin
Title:	Principal, Concord Trust Company, LLC; Trustee

Address for Notices:

[***]

[Signature Page to Shareholders Agreement]

US-DOCS\120040973.11

VEF, LP

By:	/s/ VEF CFO
Name:	VEF CFO
Title:	Authorized Representative

Address for Notices:

[***]

/s/ Alberto Chiaravallotti
Alberto Chiaravallotti

Address for Notices:

[***]

/s/ Andrew Rodden
Andrew Rodden

Address for Notices:

[***]

/s/ Bradley McKnight
Bradley McKnight

Address for Notices:

[***]

[Signature Page to Shareholders Agreement]

US-DOCS\120040973.11

/s/ Carol Hill
Carol Hill

Address for Notices:

[***]

/s/ Charles F. Wagner, Jr.
Charles F. Wagner, Jr.

Address for Notices:

[***]

/s/ Christina Kim
Christina Kim

Address for Notices:

[***]

/s/ Hubert Guyot
Hubert Guyot

Address for Notices:

[***]

/s/ Ian Wells
Ian Wells

Address for Notices:

[***]

[Signature Page to Shareholders Agreement]

US-DOCS\120040973.11

/s/ James Haney
James Haney

Address for Notices:

[***]

/s/ John Nester
John Nester

Address for Notices:

[***]

/s/ Marta Carnielli
Marta Carnielli

Address for Notices:

[***]

/s/ Mazher Ahmad
Mazher Ahmad

Address for Notices:

[***]

/s/ Nancy Panetta
Nancy Panetta

Address for Notices:

[***]

[Signature Page to Shareholders Agreement]

US-DOCS\120040973.11

/s/ Peter Origenes
Peter Origenes

Address for Notices:

[***]

/s/ Robert Streber
Robert Streber

Address for Notices:

[***]

/s/ Sheryl Anderson
Sheryl Anderson

Address for Notices:

[***]

/s/ Tanuja Yalamanchili
Tanuja Yalamanchili

Address for Notices:

[***]

/s/ Thomas Philippi
Thomas Philippi

Address for Notices:

[***]

[Signature Page to Shareholders Agreement]

US-DOCS\120040973.11

/s/ Timothy Orr
Timothy Orr

Address for Notices:

[***]

/s/ Tommaso Bottalico
Tommaso Bottalico

Address for Notices:

[***]

/s/ Trevor Adams
Trevor Adams

Address for Notices:

[***]

/s/ William Austin
William Austin

Address for Notices:

[***]

/s/ William Seton
William Seton

Address for Notices:

[***]

[Signature Page to Shareholders Agreement]

US-DOCS\120040973.11

/s/ Zachary Ballard
Zachary Ballard

Address for Notices:

[***]

/s/ Lofti Bouaouiche
Lofti Bouaouiche

Address for Notices:

[***]

SQUAM LAKE INVESTORS X, L.P.

By:	/s/ Bill Doherty
Name:	Bill Doherty
Title:	Vice President of BGPI, Inc. its general partner

Address for Notices:

[***]

BAIN & COMPANY, INC.

By:	/s/ John J. Wright
Name:	John J. Wright
Title:	Senior Director, Global Accounting

Address for Notices:

[***]

[Signature Page to Shareholders Agreement]

US-DOCS\120040973.11

/s/ David Manning
David Manning

Address for Notices:

[***]

/s/ Jennifer Paine
Jennifer Paine

Address for Notices:

[***]

Management Shareholders Listed on Annex A:

By Carlyle Partners VI Cayman Holdings, L.P., In Its Capacity as the Carlyle Stockholder Acting Pursuant To the Power of Attorney Granted to The Carlyle Stockholder Pursuant to Section 9(m) of the Original Agreement

By:	TC Group VI Cayman, L.P.
Its:	General Partner

By:	TC Group VI Cayman, L.L.C.
Its:	General Partner

By:	/s/ Jeremy W. Anderson

Name:	Jeremy W. Anderson

Title:	Authorized Person

The notice address for each of the Shareholders listed on Annex A shall be the address of such Shareholder on the books and records of the Company

[Signature Page to Shareholders Agreement]

US-DOCS\120040973.11

EXHIBIT A

SIGNATURE PAGE
TO
SHAREHOLDERS AGREEMENT

By execution of this signature page, [_______________] hereby agrees to become a Party to, and to be bound by the obligations of, and receive the benefits of, that certain Shareholders Agreement, dated as of January 25, 2021, by and among Ortho Clinical Diagnostics Holdings plc, a public limited company incorporation in England and Wales, Carlyle Partners VI Cayman Holdings, L.P., a Cayman Islands exempted limited partnership, and certain other Parties named therein, as amended from time to time thereafter, in each case as a “Management Shareholder”.

By:
Name:
Title:

Notice Address:

Accepted:

ORTHO CLINICAL DIAGNOSTICS holdings plc

By:
Name:
Title:

US-DOCS\120040973.11

EXHIBIT B

SPOUSAL CONSENT

In consideration of the execution of that certain Shareholders Agreement (as it may be amended from time to time in accordance with its terms, the “Shareholders Agreement”; capitalized terms used but not defined herein shall be given the meaning ascribed to them in the Shareholders Agreement), dated as of January 25, 2021, by and among Ortho Clinical Diagnostics Holdings plc, a public limited company incorporation in England and Wales, Carlyle Partners VI Cayman Holdings, L.P., a Cayman Islands exempted limited partnership, certain Management Shareholders, and any other Persons who become parties to the Shareholders Agreement pursuant to a Joinder Agreement, I, ______________________, the spouse of ____________________, who is a party to the Shareholders Agreement, do hereby join with my spouse in executing the foregoing Shareholders Agreement and do hereby agree to be bound by all of the terms and provisions thereof.

Dated as of _______ __, 20__

Name of Spouse:

US-DOCS\120040973.11

Schedule I

Shareholders

Name	Shares
Carlyle Partners VI Cayman Holdings, L.P.	[***]
Squam Lake Investors X, L.P.	[***]
Bain & Company, Inc.	[***]
VEF, LP	[***]
Ronald Labrum	[***]
Thomas P. Mac Mahon	[***]
José E. Almeida	[***]
GST Exempt Separate Family Trust c/u the Martin D. Madaus 2012 Irrevocable Trusts	[***]
Michael Schlesinger	[***]
Carol Hill	[***]
Hull Living Trust	[***]
Robert J. Geen	[***]
John Eckhardt	[***]
Brian Buon	[***]
Peter Origenes	[***]
Yugi Yueno	[***]
Bradley McKnight	[***]
Tommaso Bottalico	[***]
Akihiro Kadokura	[***]
Kevin Doran	[***]
Zhong Ding	[***]
Carl Hull	[***]
Robert Streber	[***]
Frederic Vanderhaegen	[***]
Alberto Chiaravallotti	[***]
Marie Foglia	[***]
John Nester	[***]
Nancy Panetta	[***]
Timothy Orr	[***]
Charles F. Wagner, Jr.	[***]
William Seton	[***]
Kristie Bouryal	[***]
Beatriz Lopez-Galvis	[***]
Thomas Callihan	[***]
Trevor Adams	[***]
Lifang Chen	[***]
Tanuja Yalamanchili	[***]
Bryan Lisa	[***]
Jennifer Paine	[***]

US-DOCS\120040973.11

Name	Shares
Kurt Ambs	[***]
Mazher Ahmad	[***]
Jay Snyder	[***]
Ian Wells	[***]
Tony Casina	[***]
Christopher Ellison	[***]
Andrew Rodden	[***]
Daniel Sattler	[***]
Alexander Antonio Socarras Revocable Trust	[***]
Anouk De Rudder	[***]
Patricia Cathcart	[***]
Lotfi Bouaouiche	[***]
Stephano Albanese	[***]
Marta Carnielli	[***]
Christopher M. Smith	[***]
James M. Pochodylo	[***]
Karen Warren	[***]
Daniel Carlson	[***]
Nicholas Gould	[***]
Richard Nelson	[***]
David Kurlander	[***]
David Manning	[***]
Mark Loeser	[***]
William Austin	[***]
Hubert Guyot	[***]
Robert Morton	[***]
Sheryl Anderson	[***]
Thomas Philippi	[***]
Susan M Welsh	[***]
David Perez	[***]
Christina Kim	[***]
Pamela Taylor	[***]
Zachary Ballard	[***]
Phillip Nuccio	[***]
John Sanders	[***]
James Haney	[***]
Ragu Raman	[***]
Warren Stone	[***]
Robert Dunn	[***]
Alexander Tosi	[***]
Robert Gamso	[***]

US-DOCS\120040973.11

Annex A

Yugi Yueno

US-DOCS\120040973.11